GREENWICH STREET SERIES FUND
on behalf of the
TOTAL RETURN PORTFOLIO and the
DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Supplement dated October 24, 1997
to the Prospectus dated April 29, 1997

	The following information supplements the information set forth in the Prospectus under "Additional Investments."

Real Estate Investment Trusts

The Total Return Portfolio may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity trusts own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity trusts may also include operating or finance companies. Equity trusts can also realize capital gains by selling properties that have appreciated in value. A mortgage trust can make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue
Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended.

	The following information supplements, and to the extent inconsistent therewith, supersedes, the information set forth in the Prospectus under "Certain Investment Guidelines."

The Diversified Strategic Income Portfolio may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including
(a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and
(c) time deposits maturing in more than seven calendar days. The above restriction does not apply to securities subject to Rule 144A of the Securities Act of 1933, as amended. ("Rule 144A Securities").

Rule 144A Securities are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under Securities Act of 1933. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to management the daily function of determining and monitoring the liquidity of Rule 144A Securities.
However, the Board of Trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that there is temporarily no market for these securities among qualified institutional buyers.

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FD 1340